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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 4, 2002
                                                           ------------


                             VIASYS HEALTHCARE INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


   DELAWARE                          1-16121                      04-3505871
---------------                 ----------------             ------------------
(State or Other                 (Commission File              (I.R.S. Employer
Jurisdiction of                      Number)                 Identification No.)
Incorporation)


227 Washington Street, Suite 200
        Conshohocken, PA                                            19428
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(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (610) 862-0800
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS.


     The registrant hereby incorporates by reference the press release dated June 4, 2002 attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  Exhibits.

     99.1 Press Release dated June 4, 2002.













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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                VIASYS HEALTHCARE INC.
                                                     (Registrant)


                                                By: /s/ MARTIN P. GALVAN
                                                   ---------------------
                                                   Martin P. Galvan
                                                   Vice President and
                                                     Chief Financial Officer


Dated: June 4, 2002















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                                  EXHIBIT INDEX


EXHIBIT
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99.1       Press Release dated June 4, 2002